                                                                   EXHIBIT 10.26




                          PDS FINANCIAL CORPORATION
                          DEFERRED COMPENSATION PLAN

                           Adopted February 4, 2000
                                   ----------
                       but first Effective April 1, 2000
                                           -------

                          PDS FINANCIAL CORPORATION
                          DEFERRED COMPENSATION PLAN

                               TABLE OF CONTENTS


                                                                           PAGE
ARTICLE I.    PURPOSE AND INTENT ........................................... 1
              Section 1.1     Purpose
              Section 1.2     Intent

ARTICLE II.   DEFINITIONS .................................................. 1

              Section 2.1     Definitions
              Section 2.2     Rules of Interpretation

ARTICLE III.  ELIGIBILITY AND PARTICIPATION ................................ 5

              Section 3.1     Eligibility
              Section 3.2     Participation
              Section 3.3     Suspension of Eligibility
              Section 3.4     Specific Exclusion

ARTICLE IV.   CREDITS TO ACCOUNTS .......................................... 6

              Section 4.1     Deferred Compensation
              Section 4.2     Deferral Elections of Eligible Compensation
              Section 4.3     Effectiveness of Deferral Election
              Section 4.4     Deferral Elections of Bonus Awards
              Section 4.5     Discretionary Amounts
              Section 4.6     Participant Accounts

ARTICLE V.    VALUATION OF ACCOUNTS ........................................ 8

              Section 5.1     Establishment of Accounts
              Section 5.2     Adjustments of Accounts
              Section 5.3     Hypothetical Accounts


ARTICLE VI.   VESTING OF ACCOUNT ........................................... 9

              Section 6.1     Vested Benefit
              Section 6.2     Forfeiture on Account of Termination for Cause
              Section 6.3     Limitation on Benefits

ARTICLE VII.  DISTRIBUTIONS ............................................... 10

              Section 7.1     Distribution of Benefits
              Section 7.2     Form of Distribution
              Section 7.3     Payment to Beneficiary
              Section 7.4     Change in Control Distributions
              Section 7.5     Hardship Withdrawals
              Section 7.6     Designation of Beneficiaries
              Section 7.7     Death Prior to Full Distribution
              Section 7.8     Facility of Payment
              Section 7.9     Form of Distribution
              Section 7.10    Distributions As a Result of Tax Determination
              Section 7.11    No Parachute Payment

ARTICLE VIII. FUNDING OF PLAN ............................................. 17

              Section 8.1     Unfunded and Unsecured Plan
              Section 8.2     Corporate Obligation

ARTICLE IX.   AMENDMENT AND TERMINATION ................................... 18

              Section 9.1     Amendment and Termination
              Section 9.2     No Oral Amendments
              Section 9.3     Plan Binding on Successors

ARTICLE X.     DETERMINATIONS -- RULES AND REGULATIONS .................... 20

              Section 10.1    Determinations
              Section 10.2    Rules and Regulations
              Section 10.3    Method and Executing Instruments
              Section 10.4    Claims Procedure
              Section 10.5    Limitations and Exhaustion

ARTICLE XI.   PLAN ADMINISTRATION ......................................... 24

              Section 11.1    Officers
              Section 11.2    Chief Executive Officer


              Section 11.3    Board of Directors
              Section 11.4    Committee
              Section 11.5    Delegation
              Section 11.6    Conflict of Interest
              Section 11.7    Administrator
              Section 11.8    Service of Process
              Section 11.9    Expenses
              Section 11.10   Spendthrift Provision
              Section 11.11   Tax Withholding
              Section 11.12   Certifications
              Section 11.13   Errors in Computations
              Section 11.14   No Employment Rights
              Section 11.15   Participants Should Consult Advisors

ARTICLE XII.  CONSTRUCTION ................................................ 27

              Section 12.1    Applicable Laws
              Section 12.2    Effect on Other Plans
              Section 12.3    Disqualification
              Section 12.4    Rules of Document Construction
              Section 12.5    Choice of Law
              Section 12.6    No Employment Contract


                        PDS FINANCIAL CORPORATION
                        DEFERRED COMPENSATION PLAN


                                ARTICLE I
                            PURPOSE AND INTENT


    Section 1.1 PURPOSE. PDS Financial Corporation, a Minnesota corporation doing business in Nevada, hereby establishes the PDS Financial Corporation Deferred Compensation Plan, effective as of April 1, 2000, in order to provide financial incentives to certain key employees of PDS Financial Corporation to encourage their commitment to employment with PDS Financial Corporation and the success of PDS Financial Corporation. The purpose of the PDS Financial Corporation Deferred Compensation Plan is to assist PDS Financial Corporation in retaining certain key employees, encouraging their commitment to the success of PDS Financial Corporation, and attracting key employees by offering them and opportuniy to defer compensation and participate in the success of PDS Financial Corporation.

    Section 1.2 INTENT. The PDS Financial Corporation Deferred Compensation Plan is intended to be a plan which is unfunded and is maintained by PDS Financial Corporation primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees and shall be interpreted and construed in a manner consistent with that intent.

                                ARTICLE II
                               DEFINITIONS


    Section 2.1 DEFINITIONS. As used in this document with initial capital letters, the following terms shall have the meanings indicated unless a different meaning is plainly required by the context:

    (a) ACCOUNT - the separate bookkeeping account representing the separate unfunded and unsecured general obligation of PDS established with respect to each person who is a Participant in this Plan in accordance with Article III and to which is credited the amounts specified in Article IV and Article V and from which are subtracted forfeitures and payments made pursuant to Article VI and Article VII.

    (b) AFFILIATE - a business entity which is affiliated in ownership with PDS or an Employer and is recognized as an Affiliate by the Committee for purpose of this Plan.

    (c)     ANNUAL VALUATION DATE - the last day of each calendar year.

    (d) BENEFICIARY - a person or persons designated by a Participant (or automatically by operation of the Plan Statement) to receive all or a part of any benefits payable on behalf of the Participant under the terms of the Plan after the Participant's death. The person or persons so designated shall not be considered a Beneficiary until the death of the Participant.

    (e) BOARD OF DIRECTORS - the Board of Directors of PDS or its successor. "Board of Directors" shall also mean and refer to any properly authorized committee of the Board of Directors.

    (f) BONUS AWARDS - shall mean the bonus awards, if any, made by an Employer for a fiscal year based upon the performance of the Employer or the employees eligible for such awards and the performance and profits of the Employer.

    (g) CHANGE IN CONTROL - shall mean the occurrence of any of the following:

            (i) The acquisition by any person, entity or "group," within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934 (excluding for this purpose, any employee benefit plan of PDS or any of its "subsidiaries" which acquires beneficial ownership of voting securities of PDS) of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of 50% or more of either the then outstanding shares of stock or the combined voting power of then outstanding voting securities of PDS, in one transaction or a series of transactions; or

            (ii) Individuals who, as of July 31, 1999, constituted the Board of Directors (the "Continuing Directors") cease for any reason to constitute at least a majority of the Board of Directors, provide that any person becoming a director of PDS subsequent to July 31, 1999, whose election, or nomination for election by the stockholders of PDS, was approved by a vote of at least a majority of the Continuing Directors (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened solicitation with respect to the election or removal of directors of PDS, as such terms are used in Rule 14a-11 of Regulation 14a under the Securities Exchange Act to of 1934) shall be, for purposes of the Plan, considered as though such person were a Continuing Directors; or

            (iii) (i) the occurrence of a merger, consolidation or
                  reorganization of PDS in which, as a consequence of the transaction, either the Continuing

                  Directors do not constitute a majority of the directors of the continuing of surviving corporation or any person, entity or "group," within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act to of 1934, controls 50% or more of the combined voting power of the continuing or surviving corporation; (ii) the occurrence of any sale, lease or other transfer, in one transaction or a series of transaction, of all or substantially all of the assets of PDS (at least 80%); or
                  (iii) the adoption by PDS of a plan for its liquidation or dissolution.

            (iv) For purposes of this definition of "Change of Control," the term "subsidiary" shall mean any corporation, the majority of the outstanding voting stock of which is owned, directly or indirectly, by PDS.

    (h) CODE - the Internal Revenue Code of 1986, any amendments thereto, and any regulations or rulings issued thereunder.

    (i) COMMITTEE - the Compensation Committee of the Board of Directors described under Section 11.4 of the Plan.

    (j)     EFFECTIVE DATE - April 1, 2000.

    (k) ELIGIBLE COMPENSATION - the compensation subject to federal income tax withholding as described in section 1.415-2(d)(11)(ii) of the Treasury Regulations; except, however, that Eligible Compensation shall not include the Bonus Awards as defined in subsection (f) of this Section 2.1 of the Plan, but shall include any elective deferral as defined in section 402(g)(3) of the Code and any amount which is contributed or deferred by an Employer at the election of the eligible employee and which is not includable in the gross income of the eligible employee by reason of section 125 of the Code or section 457 of the Code.

    (l) EMPLOYERS - PDS and any business entity affiliated with PDS that employs persons who are designated for participation in this Plan.

    (m) ERISA - the Employee Retirement Income Security Act of 1974, any amendments thereto, and any regulations or ruling s issued thereunder.

    (n) PARTICIPANT - an employee of an Employer who is determined to be eligible to participate in this Plan, who becomes a Participant in this Plan in accordance with the provisions under Article III, whose Account has been credited with amounts in accordance with the terms of the Plan, and who has not received the entire benefit payable to the Participant under the terms of the Plan. An employee who has become a Participant shall be considered to continue as a Participant in this Plan until the date of the Participant's death or, if earlier, the date when the Participant is no longer employed by an Employer or an Affiliate and no amount is credited to the Participant's Account under this Plan.

    (o) PDS - PDS FINANCIAL CORPORATION, a Minnesota corporation, or any successor thereto.

    (p) PLAN - the nonqualified, supplemental retirement program maintained by PDS for the benefit of Participants eligible to participate therin, as set forth in the Plan Statement. (As used herein, "Plan" does not refer to the document pursuant to which this Plan is maintained. That document is referred to herein as the "Plan Statement.") The Plan shall be referred to as the "PDS Financial Corporation Deferred Compensation Plan."

    (q) PLAN STATEMENT - this document entitled "PDS Financial Corporation Deferred Compensation Plan" as adopted by the Board of Directors of PDS effective as of April 1, 2000, as the same may be amended from time to time thereafter.

    (r) PLAN YEAR - the twelve (12) consecutive month period that begins on January 1 and ends on December 31; the first Plan Year shall commence January 1, 2000, and end December 31, 2000.

    (s) TERMINATION OF EMPLOYMENT - a complete severance of an employee's employment relationship with the Employers and all Affiliates, if any, for any reason other than the employee's death. A transfer from employment with an Employer to employment with an Affiliate of an Employer shall not constitute a Termination of Employment. If an Employer who is an Affiliate ceases to be an Affiliate because of a sale of substantially all the stock or assets of the Employer, then Participants who are employed by that Employer and who cease to be employed by PDS or an employer on account of the sale of substantially all the stock or assets of the Employer shall be deemed to have thereby had a Termination of Employment for the purpose of commencing distributions from this Plan.

    (t) VALUATION DATE - the Annual Valuation Date and March 31, June 30 and September 30, and any other date designated by the Committee.

    (u) VESTED - the terms shall only apply for purposes of determining the benefit payable to or with respect to any Participant under the terms of the Plan, and shall be interpreted to mean a Participant's interest in the benefit described under the Plan which may be payable to or on behalf of the Participant in accordance with and subject to the terms of the Plan.

         Section 2.2 RULES OF INTERPRETATION. Any reference in the Plan to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation.

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION

         Section 3.1 ELIGIBILITY. Subject to the approval of the Board of Directors, each employee of PDS who is an officer of PDS as of the Effective Date shall be eligible to participate in the Plan effective as of the Effective Date. In addition, the Board of Directors in its sole discretion may by express to participate in this Plan for a particular Plan Year. If the Board of Directors selects a management level or highly compensated employee of an Employer as eligible to become a Participant in the Plan, the Board of Directors shall inform the employee in writing of such selection and the date on which the employee shall become a Participant in the Plan. The Board of Directors shall not select any employee for participation unless the Board of Directors determines that such employee is a member of a "select group of management or highly compensated employees" (as that phrase is used in sections 201(2), 301(a)(3), and 401(a)(1) of ERISA).

         Section 3.2 PARTICIPATION. Each officer of PDS determined to be eligible to participate in the Plan as of the Effective Date pursuant to
Section 3.1 shall be a Participant in the Plan as of the Effective Date. Any management level or highly compensated employee who is or becomes eligible to participate in the Plan under Section 3.1 and who is not a Participant in the Plan as of the Effective Date, shall become a Participant in the Plan as of the first day of a Plan Year determined by the Board of Directors or on such other date as determined by the Board of Directors. The name of each individual eligible to participate in the Plan and the date which such individual becomes a Participant in this Plan shall be recorded on Exhibit A, which exhibit is attached hereto and incorporated herein by reference and which shall be revised by the Board of Directors from time to time to reflect the operation of the Plan. Once an individual becomes a Participant in the Plan, the individual shall remain a Participant until his or her death or, if earlier, the date when the Participant is no longer employed by an Employer or an Affiliate and the benefits which may be payable to the Participant under the Plan have been distributed to or on behalf of the individual.

         Section 3.3 SUSPENSION OF ELIGIBILITY. Notwithstanding any provision in the Plan Statement to the contrary, the Board of Directors may in its discretion determine that a Participant is no longer eligible to be credited with any amounts under Article IV of the Plan and in such event, the deferral elections of such Participant will immediately terminate and no additional amounts shall be credited to his or her Account under Article IV until such time as the Participant is again determined to be eligible to have amounts credited to his or her Account under Article IV by the Board of Directors. However, the individual's Account shall continue to be adjusted in accordance with the provisions of Article V of this Plan.

         Section 3.4 SPECIFIC EXCLUSION. Notwithstanding anything apparently to the contrary in the Plan Statement or in any written communication, summary, resolution or document or oral communication, no individual shall be a Participant in this Plan, develop benefits under this Plan or be entitled to receive benefits under this Plan (either for himself or herself or his or her survivors) unless such individual is a member of a "select group of management or highly compensated employees" (as that phrase is used in sections 201(2), 301(a)(3), and 401)(a)(1) of ERISA). If a court of competent jurisdiction, any representative of the U.S. Department of Labor or any other governmental, regulatory or similar body makes any direct or indirect, formal or informal, determination than an individual is not a member of a "select group of management or highly compensated employees" (as that phrase is used in sections 201(2), 301(a)(3), and 401(a)(1) of ERISA), such individual shall not be (and shall not have ever been) a Participant in this Plan at anytime. If any person not so defined has been erroneously treated as a Participant in this Plan, upon discovery of such error such person's erroneous participation shall immediately terminate AB INITIO and the individual's Account shall be forfeited immediately and such person shall be obligated to reimburse PDS for all amounts erroneously paid to him or her.


                                   ARTICLE IV

                              CREDITS TO ACCOUNTS

         Section 4.1 DEFERRED COMPENSATION. A Participant may elect to defer receipt of part or all of either of the following items of compensation:

         (a)         Eligible Compensation;

         (b)         Bonus Awards.

A Participant may defer an item of compensation only to the extent that the Participant is entitled to receive such item of compensation. In the event a deferral election is made by a Participant which is accepted and approved by the Committee, the Participant will have no further right to such deferred compensation other than as provided under the Plan. Such deferred compensation shall be the record of the value of such deferred compensation credited to a Participant's Account and shall be used solely for accounting purposes.

         Section 4.2 DEFERRAL ELECTIONS OF ELIGIBLE COMPENSATION.

         (a) DEFERRAL ELECTION OF ELIGIBLE COMPENSATION. Each year a Participant may elect to defer all or any portion of the Eligible Compensation that would other wise become payable to the Participant during the following calendar year. An election by a Participant to defer such Eligible Compensation must be made by the Participant in the form and manner prescribed by the Committee and must be filed with and accepted and approved by the Committee before January 1 of the year for which the Eligible Compensation is payable, specifying the portion of the Eligible Compensation to be earned in the succeeding calendar year that is to be deferred.

         (b) DEFERRAL ELECTION FOR FIRST YEAR. In the first year in which a Participant becomes eligible to participate in the Plan, the newly eligible Participant may make an election to defer Eligible Compensation for services to be performed subsequent to the election within thirty
                     (30) days after the date the employee becomes eligible. This subsection (b) shall only apply, however, with respect to an eligible Participant who becomes a Participant in the Plan on a date other than the first day of a Plan Year.

         (c) DEFERRAL ELECTION FOR FIRST YEAR OF THE PLAN. In the year in which the Plan is first implemented, an eligible Participant may make an election to defer Eligible Compensation for services to be performed subsequent to the deferral election within thirty(30) days after the date the Plan is effective for eligible employees.

         Section 4.3 EFFECTIVENESS OF DEFERRAL ELECTION. An election by a Participant to defer a portion of his or her Eligible Compensation pursuant to Section 4.2 must be made by the Participant before the beginning of the period of service for which the Eligible Compensation is payable and the amounts so deferred shall be paid only as provided in this Plan. Such an election shall be irrevocable. When a Participant's Account is credited with a deferred amount, that amount shall be measured in U.S. dollars equal to such deferred amount and shall be credited to an Account established for the Participant as of the close of business on the date that such amount would have otherwise been paid to the Participant. The Participant may change the amount of, or suspend, future deferrals with respect to Eligible Compensation otherwise payable to him or her for calendar years beginning after the date of change suspension as he or she may specify by written notice to the Committee. If a Participant elects to change the amount of, or suspend, deferrals, the Participant may make a new deferral election provided that any new election to defer payment of Eligible Compensation must be made before the beginning of the period of service for which the Eligible Compensation is payable. The election to defer shall be irrevocable as to the deferred Eligible Compensation for the period for which the election is made and shall not be effective unless accepted and approved by the Committee. The period of deferral and form of distribution of Eligible Compensation shall be determined in accordance with the elections made under Section 4.2 and this
Section 4.3 and in accordance with the provisions of this Plan.

         Section 4.4 DEFERRAL ELECTIONS OF BONUS AWARDS. In addition to amounts deferred by a Participant pursuant to Sections 4.2 and 4.3, each year a Participant may elect to defer all or a portion of any Bonus Award that would otherwise be payable to the Participant. An election by a Participant to defer all or a portion of a Bonus Award that would otherwise be payable to the Participant must be made before the beginning of the period of service for which the Bonus Award is payable and at least twelve (12) months prior to the date on which such Bonus Award would otherwise become payable. Such a deferral election shall be irrevocable and must be made in the form and manner prescribed by the Committee and must be filed with and accepted and approved by the Committee. The period of deferral and form of distribution of a Bonus Award shall be determined in accordance with the elections made under this Section 4.4 and in accordance with the provisions of this Plan.

         Section 4.5 DISCRETIONARY AMOUNTS. In addition to any amounts which may be credited to the Account of a Participant pursuant to Sections 4.2, 4.3 and 4.4 for any year, the Committee may from time to time, in its sole discretion, credit the Participant's Account with additional amounts. Such additional amounts shall be authorized for such purpose or purposes as the Committee may deem appropriate. Any such additional amounts shall be credited to the Account of a Participant as of the Valuation Date coincident with or next following the Committee's determination. Once the Committee determines that additional amounts shall be credited to a Participant's Account pursuant to this Section 4.5, the Committee shall provide written notice to the Participant that additional amounts shall be credited to the Participant's Account and shall specify the date on which such amounts shall be credited to the Account.


         Section 4.6 PARTICIPANT ACCOUNTS. An Account shall be established and maintained for each Participant. The Account shall be credited with amounts which shall be measured in U.S. dollars. The Account shall be credited as described in Article V for deferred amounts attributable to
(a) Eligible Compensation as may be credited to the Account under Section 4.2 and Section 4.3, (b) Bonus Awards as may be credited to the Account under
Section 4.4, and (c) discretionary amounts as may be credited to the Account under Section 4.5.

                                  ARTICLE V

                            VALUATION OF ACCOUNTS

         Section 5.1 ESTABLISHMENT OF ACCOUNTS. There shall be established for each Participant an unfunded, bookkeeping Account which shall be adjusted each Valuation Date.

         Section 5.2 ADJUSTMENTS OF ACCOUNTS. As of each Valuation Date (the "current Valuation Date"), the value of the amount credited to each Account determined as of the immediately preceding Valuation Date (the "previous Account value") shall be increased (or decreased) by the following adjustments made in the following sequence:

         (a) INTERMEDIATE DISTRIBUTION SUBTRACTION. The previous Account value shall be reduced by the total amount distributed to or with respect to the Participant, or forfeited pursuant to Section 6.2, from such Account as of a date subsequent to the immediately preceding Valuation Date put prior to the current Valuation Date.

         (b) DEFERRAL AMOUNTS. The previous Account value (as adjusted above) shall be increased by the amounts deferred, if any, pursuant to Article IV of the Plan.

         (c) INVESTMENT ADJUSTMENT. The previous Account value (as adjusted above) shall be increased to reflect an additional amount, which shall be credited to each Participant's Account as of the close of the last day of each calendar quarter, equal to the average cost of long term funds for PDS for the calendar year ending prior to the calendar year in which occurs the calendar quarter for which this adjustment is to be made. This average cost will be calculated as follows: the interest expense shall be divided by the monthly average outstanding interest bearing obligations of PDS. However, the Committee specifically reserves the authority and right to amend, alter or wholly revise this rate of adjustment and to adopt another adjustment factor or interest rate as the Committee may designate from time to time, provided that notice is given to Participants of such other factor or interest rate prior to the effective date on which such factor rate is to apply.

         (d) FINAL DISTRIBUTION SUBTRACTION. The previous Account value (as adjusted above) shall be reduced by the total amount distributed to or with respect to the Participant, or forfeited pursuant to Section 6.2, from such Account as of the current Valuation Date.

         Section 5.3 HYPOTHETICAL ACCOUNTS. The Accounts established under this Plan shall be hypothetical in nature and shall be maintained for bookkeeping purposes only. Neither the Plan nor any of the Accounts (or sub-accounts) shall hold or be required to hold any actual funds or assets.


                                  ARTICLE VI

                              VESTING OF ACCOUNT

         Section 6.1 VESTED BENEFIT. Subject to Section 6.2 and except as elsewhere specifically provided, the amounts credited to the Account of each Participant shall be one hundred percent (100%) Vested at all times.

         Section 6.2 FORFEITURE ON ACCOUNT OF TERMINATION FOR CAUSE. Notwithstanding Section 6.1 hereof, a Participant shall not be Vested in any amounts in any amounts credited to his or her Account under the Plan and any such amounts so credited to that Account shall be forfeited and the Participant shall have no claim to any such amounts so credited to that Account in the event of the Participant's involuntary "Termination of Employment for cause" as determined by the Committee, which determination shall be made in its sole and absolute discretion. For purposes of this Section 6.2, "Termination of Employment for cause" means termination based upon any of the following:

         (a) the willful and continued failure by the Participant to substantially perform Participant's duties with the Employers (other than any such failure resulting from Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Participant specifically identifying the manner in which the Participant has not substantially performed the Participant's duties;

         (b) the engaging by the Participant in willful misconduct which is demonstrably injurious to any one or more of the Employers monetarily or otherwise;

         (c)          the conviction of the Participant of a felony; or

         (d) any act or failure to act described in any employment agreement the Participant has entered into with any one or more of the Employers.

         Section 6.3 LIMITATION ON BENEFITS. The benefits that may be payable to or on behalf of a Participant under the Plan shall not exceed a cash payment equal to the value of the Vested amounts credited to the Participant's Account under Article IV and any amounts credited to that Account under Article V.

                                   ARTICLE VII

                                  DISTRIBUTIONS

         Section 7.1 DISTRIBUTION OF BENEFITS. In the event a Participant becomes eligible to receive any benefits under the Plan, such benefits payable to or on behalf of a Participant under the Plan shall be distributable in accordance with this Section 7.1.

         (a) DISTRIBUTION OF BENEFITS. Distribution of Participant's Vested Plan benefits shall be made (or, in the case of installments, shall commence) as soon as practicable after the Valuation Date immediately following the earliest to occur of any of the following events while in the employment of an Employer or an
                      Affiliate:

                      (i)   the Participant's death;

                      (ii) subject to Section 6.2, the Participant's Termination of Employment; or

                      (iii)  the termination of this Plan.

         (b) AMOUNT OF DISTRIBUTABLE BENEFITS. The benefits that are distributable to or on behalf of a Participant under the Plan shall not exceed the value of the Vested amounts credited to the Participant's Account pursuant to Articles IV and V (reduced by the amounts of any applicable payroll, withholding and other taxes.)

         (c) APPLICATION FOR DISTRIBUTION. A Participant shall not be required to make application to receive payment. Distribution shall not be made to any Beneficiary, however, until such Beneficiary shall have filed a written application for benefits in a form acceptable to the Committee and such application shall have been approved by the Committee.

         (d) CODE SECTION 162(m) DELAY. If the Committee determines that delaying the time the initial payments are made or commenced would increase the probability that such payments would be fully deductible for federal or state income tax purposes, PDS may unilaterally delay the time of the making or commencement of payments for up to twenty-four (24) months after the date such payments would otherwise be payable.

         Section 7.2 FORM OF DISTRIBUTION. Benefits payable to the Participant or, in the event of the Participant's death, to the Participant's designated Beneficiary under the Plan shall be paid as follows:

         (a) ACCOUNTS WHICH EXCEED $100,000. If the amount credited to the Participant's Account equals or exceeds One Hundred Thousand Dollars ($100,000) as of the distribution commencement date under Section 7.1, distribution shall be made in a series of three (3) annual installments, unless the Participant has made a valid election to receive a single lump sum as permitted by Section 7.2(c). The amount of each annual installment shall be determined, as of a Valuation Date, by dividing the amount credited to the Account as of the Valuation Date as of which the installment is being paid by the number of the remaining installment payments to be made (including the payment being determined). The Participant's Account shall continue to be adjusted in accordance with the provisions of
                      Article V of the Plan.

         (b) ACCOUNTS WHICH DO NOT EXCEED $100,000. If the amount credited to the Participant's Account does not exceed One Hundred Thousands Dollars ($100,000) as of the distribution commencement date under Section 7.1, distribution shall be made in the form of a single lump sum.

    (c) LUMP SUM ELECTION. Other than as required by Section 7.2(b), benefits payable to the Participant or, in the event of the Participant's death, to the Participant's designated Beneficiary under the Plan shall be distributed in the form of a single lump sum if, and only if, the Participant makes an election to receive distribution of the amount credited to his or her Account in a single lump sum on a form to be furnished by, and which must be filed with, the Committee. However, an election of this lump sum payment option shall not be effective until the lapse of a period of twelve (12) months following the date on which such election form is accepted and approved by the Committee. Further, in no event will any such election of a lump sum payment option be effective if such election is made during the calendar year in which a distributable event described in Section 7.1 occurs and no election may be made once a distributable event occurs. No spouse, former spouse, Beneficiary or other person shall have any right to participate in the Participant's election to receive a single lump sum.

    Section 7.3 PAYMENT TO BENEFICIARY. The Beneficiary of a deceased Participant shall receive the payment of any benefits payable on behalf of the Participant under the Plan in such form and manner as the Participant would have received had the Participant survived. Such distribution shall be made (or, in the case of installments, shall commence) as soon as practicable after the Valuation Date immediately following the date the written application for benefits filed by the Beneficiary is accepted and approved by the Committee.

    Section 7.4  CHANGE IN CONTROL DISTRIBUTIONS.

    (a) WHEN AVAILABLE. A Participant or Beneficiary may apply for and receive a distribution of the entire payable to or with respect to the Participant under the Plan (after reduction for the forfeiture described in subsection (c) of this Section 7.4) if a Change in Control has occurred. To receive such a Change in Control distribution, the Participant or Beneficiary must file a written distribution application with the Committee. The Committee. shall approve the Change in Control distribution if such application has been filed and a Change in Control has occurred.

    (b) PAYMENT. Distribution of the entire benefit payable to or with respect to the Participant under the Plan (after reduction for the forfeiture described in subsection (c) of this Section 7.4) shall be made as of the Valuation Date coincident with or next following the approval of a completed application by the Committee. Such Change in Control distribution shall be made by PDS or its successor in a lump sum payment as soon as administratively feasible after such Valuation Date. The amount of the Change in Control distribution shall be equal to the value of the Vested amounts credited to the Account as of such Valuation Date (after reduction for the forfeiture described in subsection (c) below).

    (c) FORFEITURE. Upon the approval of a Change in Control distribution, there shall be irrevocably forfeited from the amount payable to the Participant or his or her Beneficiary under this
           Section 7.4 an amount equal to ten percent (10%) of the amount payable to the Participant or his or her Beneficiary under this
           Section 7.4.

    Section 7.5 HARDSHIP WITHDRAWALS. In addition to the other distribution provisions of this Article VII and notwithstanding any provision herein to the contrary, in the event a Participant incurs an unforeseeable emergency, the Participant may request, by providing a written request to the Committee, a hardship withdrawal of all or any portion of his or her benefits from his or her Account under the Plan. An unforeseeable emergency is a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. If such a request is approved by the Committee, which decision by the Committee shall be made in its sole discretion on a case by case basis, a hardship withdrawal may be permitted under this Section 7.5. Withdrawals of amounts because of an unforeseeable emergency are only permitted to the extent reasonably needed to satisfy the emergency need. This provision shall be interpreted and construed in a manner consistent with the requirements of sections 1.457-2(h)(4) and 1.457-2(h)(5) of the Treasury Regulations.

    Section 7.6 DESIGNATION OF BENEFICIARIES.

    (a) RIGHT TO DESIGNATE. Each Participant may designate, upon forms to be furnished by and filed with the Committee, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified portion of any benefits which may be payable with respect to the Participant under the Plan in the event of such Participant's death. The Participant may change or revoke any such designation from time to time without notice to or consent from any Beneficiary. No such designation, change or revocation shall be effective unless executed by the Participant and received and accepted by the Committee during the Participant's lifetime.

    (b)    FAILURE OF DESIGNATION.  If a Participant:

             (i)    fails to designate a Beneficiary,

            (ii) designates a Beneficiary and thereafter revokes such designation without naming another Beneficiary, or

           (iii) designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Participant,

           the benefits which may be payable with respect to the Participant under the Plan, or the part thereof as to which such Participant's designation fails, as the case may be, shall be payable to the first class of the following classes of automatic Beneficiaries with a member surviving the Participant and (except in the case of surviving issue) in equal shares if there is more than one member in such class surviving the Participant:

             (i)    Participant's surviving spouse,

            (ii) Participant's surviving issue per stirpes and not per capita,

           (iii)    Participant's surviving parents,

            (iv)    Participant's surviving brothers and sisters,

             (v)    Representatives of Participant's estate.

    (c) DISCLAIMERS BY BENEFICIARIES. A Beneficiary entitled to a distribution of all or portion of the benefits which may be payable with respect to the Participant under the Plan may disclaim an interest therein subject to the following requirements. To be eligible to disclaim, a Beneficiary must be a natural person, must not have received a distribution of all or any portion of the benefits which may be payable with respect to the Participant under the Plan at the time such disclaimer is executed and delivered, and must have attained at least age twenty-one (21) years as of the date of the Participant's death. Any disclaimer must be in writing and must be executed personally by the Beneficiary before a notary public. A disclaimer shall state that the Beneficiary's entire interest in the undistributed benefits payable with respect to the Participant under the Plan is disclaimed or shall specify what portion thereof is disclaimed. To by effective, duplicate original executed copies of the disclaimer must be both executed and actually delivered to the Committee after the date of the Participant's death but not later than one hundred eighty (180) days after the date of the Participant's death. A disclaimer shall be irrevocable when delivered to the Committee. A disclaimer shall be considered to be delivered to the Committee only when actually received and acknowledged by the Committee. The Committee shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the Beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. A disclaimer by a beneficiary shall not be considered to be a transfer of an interest in violation.

           of the provisions of Article VII and shall not be considered to be an assignment or alienation of benefits in violation of federal law prohibiting the assignment or alienation of benefits under this Plan. No other form of attempted disclaimer shall recognized by the Committee.

    (d) DEFINITIONS. When used herein and, unless the Participant has otherwise specified in the Participant's Beneficiary designation, when used in a Beneficiary designation, "issue" means all persons who are lineal descendants of the person whose issue are referred to, including legally adopted descendants and their descendants but not including illegitimate descendants and their descendants; "child" means an issue of the first generation; "per stirpes" means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and "survive and "surviving" mean living after the death of the Participant.

    (e) SPECIAL RULES. Unless the Participant has otherwise specified in the Participant's Beneficiary designation, the following rules shall apply:

             (i) If there is not sufficient evidence that a Beneficiary was living at the time of death of the Participant, it shall be deemed that the Beneficiary was not living at the time of the death of the Participant.

            (ii) The automatic Beneficiaries specified in subsection (b) of this Section 7.6 and the Beneficiaries designated by the Participant shall become fixed at the time of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary hereunder, such remaining payments shall be payable to the representative of such Beneficiary's estate.

           (iii) If the Participant designates as a Beneficiary the person who is the Participants's spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Participant and such person shall automatically revoke such designation. (The foregoing shall not prevent the Participant from designating a former spouse as a Beneficiary on a form executed by the Participant and received by the Committee after the date of the legal termination of the marriage between the Participant and such former spouse, and during the Participant's lifetime.)

                  (iv) Any designation of a nonspouse Beneficiary by name that is accompanied by a description of relationship to the Participant shall be given effect without regard to whether the relationship to the Participant exists either then or at the Participant's death.

                  (v) Any designation of a Beneficiary only by statement of relationship to the Participant shall be effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

         (f) VALIDITY OF DESIGNATION. A Beneficiary designation is permanently void if it either is executed or is filed by a Participant who, at the time of such execution or filing, is then a minor under the law of the state of the Participant's legal residence. The Committee shall be the sole judge of the content, interpretation and validity of a purported Beneficiary designation.

         (g) NO SPOUSAL RIGHTS. Prior to the death of the Participant, no spouse or surviving spouse of a Participant and no person designated to be a Beneficiary shall have any rights or interest in the benefits credited under this Plan including, but not limited to, the right to be the sole Beneficiary or to consent to the designation of Beneficiaries (or the changing of designated Beneficiaries) by the Participant.

         Section 7.7 DEATH PRIOR TO FULL DISTRIBUTION. If, at the death of the Participant, any payment to the Participant was due or otherwise distributable but not actually paid, the amount of such payment shall be included in the Account which is payable to the Beneficiary (and shall not be paid to the Participant's estate).

         Section 7.8 FACILITY OF PAYMENT. In case of the legal disability, including minority, of a Participant or Beneficiary eligible to receive distribution of a benefit payable under the terms of the Plan, such benefit shall be paid PDS, if the Committee shall be advised of the existence of such condition:

                  (i) to the duly appointed guardian, conservator or other legal representative of such Participant or Beneficiary, or

                  (ii) to a person or institution entrusted with the care or maintenance of the incompetent or disabled Participant or Beneficiary, provided such person or institution has satisfied the Committee that the payment will be used for the best interest and assist in the care of such Participant or Beneficiary, and provided further, that no prior claim for said payment has been made by duly appointed guardian, conservator or other legal representative of such Participant or Beneficiary.
Any payment made in accordance with the foregoing provisions of this section shall constitute a complete discharge of any liability or obligation of PDS therefor.

         Section 7.9 FORM OF DISTRIBUTION. Distribution from this Plan shall be payable only in U.S. dollars.

         Section 7.10 DISTRIBUTIONS AS A RESULT OF TAX DETERMINATION. Notwithstanding any provision in this Plan to the contrary, if, at any time, a court or the Internal Revenue Service determines that the value of any amounts credited to a Participant's Account under the Plan is includable in the gross income of the Participant and subject to tax, the Committee may, in its sole discretion, permit a lump sum distribution of an amount equal to the value of such amounts determined to be includable in the Participant's gross income.

         Section 7.11 NO PARACHUTE PAYMENT. If the Committee in its reasonable discretion following consultation with appropriate tax and/or legal advisors reasonably determines that a distribution will likely constitute an "excess parachute payment" under section 280G of the Code, the "excess parachute payment" will not be distributed in order to avoid any adverse tax consequences under section 280G. Furthermore, if such a determination is made subsequent to a Change in Control, the Committee shall, at the expense of PDS, promptly request a written opinion of an "independent auditor" with respect to the applicability of such section 280G and the amount of the distribution shall be limited to avoid such an excess parachute payment unless and until the independent auditor delivers its written unqualified opinion, a copy of which shall be provided to the Participant, to the effect that a distribution of benefits will not constitute a parachute payment under section 280G of the Code. As used in this Section 7.11, the term "independent auditor" means the firm of certified public accountants which at the time of the Change in Control had been most recently engaged by PDS or such other comparable and nationally recognized firm of certified public accountants as may be selected by the Committee in its reasonable discretion.

                                ARTICLE VIII

                               FUNDING OF PLAN

         Section 8.1 UNFUNDED AND UNSECURED PLAN. The Plan shall at all times be considered entirely unfunded both for tax purposes and for purposes of Title I of ERISA, and no provision shall at any time be made with respect to segregating assets of an Employer for payment of any amounts under the Plan. The obligation of an Employer to make payments under this Plan constitutes only the unsecured (but legally enforceable) promise of the Employer to make such payments. Any funds invested under the Plan by an Employer shall continue for all purposes to be part of the general assets of the Employer and available to the general creditors of the Employer in the event of a bankruptcy (involvement in a pending proceeding under the Federal Bankruptcy
Code) or insolvency

(inability to pay debts as they mature) of the Employer. No Participant shall have any lien, prior claim or other security interest in any property of PDS. PDS shall have no obligation to establish or maintain any fund, trust or account (other than a bookkeeping account or reserve) for the purpose of funding or paying the benefits promised under this Plan. If such a fund, trust or account is established, the property therein shall remain the sole and exclusive property of PDS. PDS shall be obligated to pay the cost of this Plan out of its general assets. All references to accounts, accruals, gains, losses, income, expenses, payments, custodial funds and the like are included merely for the purpose of measuring the obligation of an Employer to Participants in this Plan and shall not be construed to impose on the Employer the obligation to create any separate fund for purposes of this Plan.

         Section 8.2 CORPORATE OBLIGATION. Neither the officers of PDS nor any member of this Committee in any way secures or guarantees the payment of any benefit or amount which may become due and payable hereunder to or with respect to any Participant. Each Participant and other person entitled at any time to payments hereunder shall look solely to the assets of his or her Employer for such payments as an unsecured, general creditor. After benefits shall have been paid to or with respect to a Participant and such payment purports to cover in full the benefit hereunder, such former Participant or other person or persons, as the case may be, shall have no further right or interest in the other assets of any Employer in connection with this Plan. No person shall be under any liability or responsibility for failure to effect any of the objectives or purposes of this Plan by reason of the insolvency of PDS.

                                  ARTICLE IX

                           AMENDMENT AND TERMINATION

         Section 9.1 AMENDMENT AND TERMINATION.

         (a) BEFORE A CHANGE IN CONTROL. Prior to the occurrence of a Change in Control, the Board of Directors may unilaterally amend a Plan Statement prospectively, retroactively or both, at any time and for any reason deemed sufficient by it without notice to any person affected by this Plan and may likewise terminate this Plan both with regard to persons currently receiving benefits under the Plan and persons expecting to receive benefits in the future; provided, however, that:

                     (i) the benefit, if any, payable to or with respect to a Participant who has had a Termination of Employment as of the effective date of such amendment or the effective date of such termination shall not be, without the written consent of the Participant, diminished or delayed by such amendment or termination (but the Board of Directors may amend the Plan Statement to otherwise modify the payment of any such benefit including, but not limited to, accelerating the value of all remaining payments into a single lump sum payment), and

                     (ii) the benefit, if any, payable to or with respect to
                          each other Participant determined as if such Participant had a Termination of Employment on the effective date of such amendment or the effective date of such termination shall not be, without the written consent of the Participant, diminished or delayed by such amendment or termination (but the Board of Directors may amend the Plan Statement to otherwise modify the payment of any such benefit including, but not limited to, accelerating the value of all remaining payments into a single lump sum payment).

         (b)         AFTER A CHANGE IN CONTROL.

                     (i) EXISTING PARTICIPANTS. After the occurrence of a Change in Control, the Board of Directors may only amend the Plan Statement or terminate this Plan as applied to Participants who are Participants on the date of the Change in Control if:

                          (A) all benefits payable to or with respect to persons who were Participants as of the Change in Control (including benefits earned before and benefits earned after the Change in Control) have been paid in full, or

                          (B) eighty percent(80%) of all the Participants determined as of the date of the Change in Control give knowing and voluntary written consent to such amendment or termination.

                     (ii) NEW PARTICIPANTS. After the occurrence of a Change
                          in Control, as applied to Participants who are not Participants on the date of the Change in Control, the Board of Directors may unilaterally amend the Plan Statement prospectively, retroactively or both, at any time and for any reason deemed sufficient by it without notice to any person affected by this Plan and may likewise terminate this Plan.

         Section 9.2 NO ORAL AMENDMENTS. No modification of the terms of the Plan Statement or termination of this Plan shall be effective unless it is in writing and signed on behalf of the Board of Directors by a person authorized to execute such writing. No oral representation concerning the interpretation or effect of the Plan Statement shall be effective to amend the Plan Statement.

         Section 9.3 PLAN BINDING ON SUCCESSORS. PDS will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of PDS), by agreement, to expressly assume and agree to perform this Plan in the same manner and to the same extent that PDS would be required to perform it if no such succession had taken place.

                                  ARTICLE X

                   DETERMINATIONS -- RULES AND REGULATIONS

         Section 10.1 DETERMINATIONS. The Board of Directors and the Committee shall make such determinations as may be required from time to time in the administration of this Plan. The Board of Directors and the Committee shall have the discretionary authority and responsibility to interpret and construe the Plan Statement and to determine all factual and legal questions under this Plan, including but not limited to the entitlement of Participants and Beneficiaries to any benefits which may be payable under the Plan, and the amounts of their respective interests. Each interested party may act and rely upon all information reported to them hereunder and need not inquire into the accuracy thereof, nor be charged with any notice to the contrary.

         Section 10.2 RULES AND REGULATIONS. Any rule not in conflict or at variance with the provisions hereof may be adopted by the Committee.

         Section 10.3 METHOD OF EXECUTING INSTRUMENTS. Information to be supplied or written notices to be made or consents to be given by the Committee pursuant to any provision of the Plan Statement may be signed in the name of the Committee by any officer who has been authorized to make such certification or to give such notices or consents.

         Section 10.4 CLAIMS PROCEDURE. The claims procedure set forth in this Section 10.4 shall be the exclusive administrative procedure for the disposition of claims for benefits arising under this Plan.

         (a) ORIGINAL CLAIM. Any person may, if he or she so desires, file with the Committee a written claim for benefits under this Plan. Within ninety (90) days after the filing of such a claim, the Committee shall notify the claimant in writing whether the claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred eighty
                       (180) days from the date the claim was filed) to reach a decision on the claim. If the claim is denied in whole or in part, the Committee shall state in writing:

                       (i)   the specific reasons for the denial;

                       (ii) the specific references to the pertinent provisions of the Plan Statement on which the denial is based;

                       (iii) a description of any additional material or
                             information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                       (iv) an explanation of the claims review procedure set forth in this section.

         (b) REVIEW OF DENIED CLAIM. Within sixty (60) days after receipt of notice that the claim has been denied in whole or in part, the claimant may file with the Board of Directors a written request for a review and may, in conjunction therewith, submit written issues and comments. Within sixty (60) days after the filing of such a request for review, the Board of Directors shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred twenty (120) days from the date the request for review was filed) to reach a decision on the request for review.

         (c)           GENERAL RULES.

                       (i) No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the claims procedure. The Committee may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Committee upon request.

                       (ii) All decisions on Original claims shall be made by the Committee and all decisions on requests for a review of denied claims shall be made by the Board of Directors.

                       (iii) the Committee and the Board of Directors may, in
                             their discretion, hold one or more hearings on a claim or a request for a review of a denied claim.

                       (iv) A claimant may be represented by a lawyer or other representative (at the claimant's own expense), but the Committee and the Board of Directors reserves the right to require the claimant to furnish written authorization. A claimant's representative shall be entitled, upon request, to copies of all notices given to the claimant.

                       (v) The decision of the Committee on a claim and a decision of the Board of Directors on a request for a review of a denied claim shall be served on the claimant in writing. If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to have been denied.

                       (vi) Prior to filing a claim or a request for a review of a denied claim, the claimant or his or her representative shall have a reasonable opportunity to review a copy of the Plan Statement and all other pertinent documents in the possession of the Committee and the Board of Directors.

                       (vii) The Committee and the Board of Directors may
                             permanently or temporarily delegate its
                             responsibilities under this claims procedure to an individual or a committee of individuals.

         Section 10.5  LIMITATIONS AND EXHAUSTION.

         (a) LIMITATIONS. No claim shall be considered under these administrative procedures unless it is filed with the Committee within one (1) year after the claimant knew (or reasonably should have known) of the principal facts on which the claim is based. Every untimely claim shall be denied by the Committee without regard to the merits of the claim. No legal action (whether arising under section 502 or section 510 or ERISA or under any other statute or non-statutory law) may be brought by any claimant on any matter pertaining to this Plan unless the legal action is commenced in the proper forum before the earlier of:

                       (i) two (2) years after the claimant knew (or reasonably should have known) of the principal facts on which the claim is based, or

                       (ii) ninety (90) days after the claimant has exhausted these administrative procedures.

                       Knowledge of all facts that a Participant knew (or reasonably should have known) shall be imputed to each claimant who is or claims to be a Beneficiary of the Participant (or otherwise claims to derive an entitlement by reference to a Participant) for the purpose of applying the one (1) year and two (2) year periods.

         (b)           EXHAUSTION REQUIRED.  Except as provided in subsection
                       (c) of this Section 10.5, the exhaustion of these administrative procedures is mandatory for resolving every claim and dispute arising under this Plan. As to such claims and disputes:

                       (i) no claimant shall be permitted to commence any legal action relating to any such claim or dispute (whether arising under section 502 or section 510 of ERISA or under any other statute or non-statutory law) unless a timely claim has been filed under these administrative procedures and these administrative procedures have been exhausted; and

                       (ii) in any such legal action all explicit and implicit determinations by the Committee and the Board of Directors (including, but not limited to, determinations as to whether the claim was timely filed) shall be afforded the maximum deference permitted by law.

         (c) EXHAUSTION NOT REQUIRED. The exhaustion of these administrative procedures is not mandatory for resolving any dispute arising under this Plan insofar as the dispute pertains to any matter that arose after a Change in Control or within the one hundred twenty
                       (120) days before a Change in Control. As to such matters:

                       (i) a claimant shall be permitted to commence a legal action relating to any such matter (whether arising under section 502 or section 510 of ERISA or under any other statute or non-statutory law) even if a timely claim has not been filed under these administrative procedures and even if these administrative procedures have not been exhausted; and

                       (ii) in any legal action regarding the benefits payable to or with respect to a Participant, notwithstanding Section 10.1, determinations by the Committee and the Board of Directors (including determinations regarding when any matter arose) shall not be afforded any deference and the matter shall be heard DE NOVO; and

                       (iii) if a Participant is the prevailing party in
                             litigating any claim for benefits under this Plan, the Employers shall be jointly and severally liable to pay reasonable attorney's fees and costs of the action to the Participant.

                                 ARTICLE XI
                            PLAN ADMINISTRATION


    Section 11.1 OFFICERS. Except as hereinafter provided, functions generally assigned to PDS shall be discharge by its officers or delegated and allocated as provided herein.

    Section 11.2 CHIEF EXECUTIVE OFFICER. Except as hereinafter provided, the Chief Executive Officer of PDS may delegate or redelegate and allocate and reallocate to one or more persons or to a committee of persons jointly or severally, and whether or not such persons are directors, officers or employees, such functions assigned to PDS generally hereunder as the Chief Executive Officer may from time to time deem advisable.

    Section 11.3 BOARD OF DIRECTORS. Notwithstanding the foregoing, the Board of Directors shall have the exclusive authority, which may not be delegated, to amend the Plan Statement, to terminate this Plan and to determine eligibility to participate in this Plan under Section 3.1.

    Section 11.4 COMMITTEE. The Committee shall be the Compensation Committee of the Board of Directors of PDS and whose member shall serve at the pleasure of the Board of Directors of PDS. Members of the Committee shall serve without compensation with respect to their duties in the administration of the Plan, but their reasonable expenses shall be an expense of the administration of the Plan and shall be paid by PDS. The Committee may elect such officers as the Committee may decide upon. A member of the Committee shall automatically be removed as a member of the Committee at the earliest time such individual ceases to be a director. This removal shall occur automatically and without any requirement for action by the Employers or any notice to the individual so removed. The Committee shall:

    (a) establish rules for the functioning of the Committee, including the times and places for holding meetings, the notices to be given in respect of such meetings and the numbers who shall constitute a quorum for the transaction of business;

    (b) organize and delegate to such of its members as it shall select authority to execute or authenticate rules, advisory opinions or instructions, and other instruments adopted or authorized by the Committee; adopt such bylaws or regulations as it deems desirable for the conduct of its affairs; appoint a secretary, who need not be a member of the Committee, to keep its records and otherwise assist the Committee in the performance of its duties; keep a record of all its proceedings and acts and keep all books of account, records and other data as may be necessary for the proper administration of the Plan; notify the Employers of any action taken by the Committee and, when required, notify any other interested person or persons;

    (c) determine from the records of the Employers the compensation, status and other facts regarding Participants and other employees;

    (d) prescribe forms to be used for distributions, notifications, etc., as may be required in the administration of the Plan;

    (e) set up such rules, applicable to all Participants similarly situated, as are deemed necessary to carry out the terms of this Plan Statement;

    (f) perform all other acts reasonably necessary for administering the Plan and carrying out the provisions of this Plan Statement and performing the duties imposed on it by the Board of Directors of PDS;

    (g) resolve all questions of administration of the Plan not specifically referred to in this section;

    (h) in accordance with regulations of the Secretary of Labor, provide adequate notice in writing to any claimant whose claim for benefits under the Plan has been denied, setting forth the specific reasons for such denial, written in a manner calculated to be understood by the claimant; and

    (i) delegate or redelegate to one or more persons, jointly or severally, and whether or not such persons are members of the Committee or employees of any Employer, such functions assigned to the Committee hereunder as it may from time to time deem advisable.

If there shall at any time be three (3) or more members of the Committee serving hereunder who are qualified to perform a particular act, the same may by performed, on behalf of all, by a majority of those qualified, with or without the concurrence of the minority. No person who failed to join or concur in such act shall be held liable for the consequences thereof, except to the extent that liability is imposed under the Employee Retirement Income Security Act of 1974.

    Section 11.5 DELEGATION. The Board of Directors and the members of the Committee shall not be liable for an act or omission of another person with regard to a responsibility that has been allocated to or delegated to such other person pursuant to the terms of the Plan Statement or pursuant to procedures set forth in the Plan Statement.

    Section 11.6 CONFLICT OF INTEREST. If any individual to whom authority has been delegated or redelegated hereunder shall also be a Participant in this Plan, such Participant shall have no authority with respect to any matter specially affecting such Participant's individual interest hereunder or the interest of a person superior to him or her in the organization (as distinguished from the interest of all Participants and Beneficiaries or a broad class of Participants and Beneficiaries), all such authority being reserved exclusively to other individuals as the case may be, to the exclusion of such Participant, and such Participant shall act only in such Participant's individual capacity in connection with any such matter.

    Section 11.7 ADMINISTRATOR. PDS shall administrator for purposes of section 3(16)(A) of ERISA.

    Section 11.8 SERVICE OF PROCESS. In the absence of any designation to the contrary by the Committee, the Secretary of PDS is designated as the appropriate and exclusive agent for the receipt of directed to this Plan in any legal proceeding, including arbitration, involving this Plan.

    Section 11.9 EXPENSES. All expenses of administering this Plan shall be borne by PDS.

    Section 11.10 SPENDTHRIFT PROVISION. No Participant or Beneficiary shall have any interest in the Account which can be transferred nor shall any Participant of Beneficiary have any power to anticipate, alienate, dispose of, pledge or encumber the same while in the possession or control of the Employers, nor shall the Committee recognize any assignment thereof, either in whole or in part, nor shall the Account be subject to attachment, garnishment, execution following judgment or other legal process before the Account is distributed to the Participant or Beneficiary.

    The power to designate Beneficiaries to receive any benefits payable to or with respect to a Participant under the Plan in the event of such Participant's death shall not permit or be construed to permit such power or right to be exercised by the Participant so as thereby to anticipate, pledge, mortgage or encumber such benefits or any part thereof and any attempt of a Participant to so exercise said power in violation of this provision shall be of no force and effect and shall be disregarded by the Committee.

    Section 11.11 TAX WITHHOLDING. The Employer shall withhold the amount of any federal, state or local income tax or other tax required to be withheld by the Employer under applicable law with respect to any amount payable under this Plan.

     Section 11.12 CERTIFICATIONS. Information to be supplied or written notices to be made or consents to be given by the Committee pursuant to any provision of this Plan may be signed in the name of the Committee by any officer who has been authorized to make such certification or to give such notices or consents.

    Section 11.13 ERRORS IN COMPUTATIONS. PDS shall not be liable or responsible for any error in the computation of the Account or the determination of any benefit payable to or with respect to any Participant resulting from any misstatement of fact made by the Participant or by or on behalf of any survivor to whom such benefit shall be payable, directly or indirectly, to PDS and used by the Committee in determining the benefit. The Committee shall not be obligated or required to increase the benefit payable to or with respect to such Participant which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Participant. However, the benefit of any Participant which is overstated by reason of any such misstatement or any other reason shall be reduced to the amount appropriate in view of the truth (and to recover any prior overpayment).

    Section 11.14 NO EMPLOYMENT RIGHTS. Neither the Plan nor any action taken under the Plan shall be construed as providing any Participant any right to be retained in the service or employ of PDS.

    Section 11.15 PARTICIPANTS SHOULD CONSULT ADVISORS. Neither PDS nor its directors, officers, employees or agents makes any representation or warranty with respect to the federal, state or other tax, financial, estate planning, or the securities or other legal implications of participation in the Plan. Participants should consult with their own tax, financial and legal advisors with respect to their participation in the Plan.


                                ARTICLE XII

                                CONSTRUCTION

    Section 12.1 APPLICABLE LAWS.

    (a) ERISA STATUS. This Plan is adopted with the understanding that it is an unfunded plan maintained primarily for the purpose of providing deferred compensation for a "select group of management or highly compensated employees" as provided in section 201(2), section 301(a)(3) and section 401(a)(1) of ERISA. Each provision shall be interpreted and administered accordingly.

    (b) IRC STATUS. This Plan is intended to be a nonqualified deferred compensation arrangement. The rules of section 401(a) ET. SEQ. of the Code shall not apply to this Plan. The rules of section 3121(v) and section 3306(r)(2) of the Code shall apply to this Plan.

    (c) REFERENCE TO LAWS. Any reference in the Plan Statement to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation.

    Section 12.2 EFFECT ON OTHER PLANS. This Plan shall not alter, enlarge or diminish any person's employment rights or obligations or rights or obligations under any other employee pension benefit or employee welfare benefit plan maintained by PDS. It being expressly intended that this Plan shall not be affected by the benefit structures of any other plan maintained by PDS as any such plan may exist at the adoption of this Plan or upon the commencement of participation or at any other time.

    Section 12.3 DISQUALIFICATION. Notwithstanding any other provision of the Plan Statement or any election or designation made under this Plan, any individual who feloniously and intentionally kills a Participant shall be deemed for all purposes of this Plan and all elections and designations made under this Plan to have died before such Participant. A final judgement of conviction of felonious and international killing is conclusive for this purpose. In the absence of a conviction of felonious and intentional killing, the Committee shall determine whether the killing was felonious and intentional for this purpose.

    Section 12.4 RULES OF DOCUMENT CONSTRUCTION.

    (a) An individual shall be considered to have attained a given age on such individual's birthday for that age (and not on the day before). Individuals born on February 29 in a leap year shall be considered to have their birthdays on February 28 in each year that is not a leap year.

    (b) Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine; and the words "hereof," "herein" or "hereunder" or other similar compounds of the word "here" shall mean and refer to the entire Plan Statement and not to any particular paragraph or Section of the Plan Statement unless the context clearly indicates to the contrary.

    (c) The titles given to the various Sections of the Plan Statement are inserted for convenience of reference only and are not part of the Plan Statement, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof.

    (d) Notwithstanding any thing apparently to the contrary contained in the Plan Statement, the Plan Statement shall be construed and administered to prevent the duplication of benefits provided under this Plan and any other qualified or nonqualified plan maintained in whole or in part by the Employers.

    Section 12.5 CHOICE OF LAW. This instrument has been executed and delivered in the State of Nevada and has been drawn in conformity to the laws of that State and shall, except to the extent that federal law is controlling, be construed and enforced in accordance with the laws of the State of Nevada.

    Section 12.6 NO EMPLOYMENT CONTRACT. This Plan is not and shall not be deemed to constitute a contract of employment between an Employer and any person, nor shall anything herein contained be deemed to give any person any right to be retained in an Employer's employ or in any way limit or restrict the Employer's right or power to discharge any person at any time and to treat any person without regard to the effect which such treatment might have upon him or her as a

Participant in this Plan. Neither the terms of the Plan Statement nor the benefits under this Plan nor the continuance of the Plan shall be a term of the employment of any employee. The Employers shall not be obliged to continue this Plan.


April 1, 2000                                 PDS FINANCIAL CORPORATION


                                           By /s/ Lona Finley
                                              ________________________________
                                                     Lona Finley

                                              Its Corporate Secretary/Director
                                                  ____________________________